UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 25, 2020

BOSTON OMAHA CORPORATION (formerly known as REO PLUS, INC.)
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

(Address and telephone number of principal executive offices, including zip code) 1411 Harney St., Suite 200 Omaha, Nebraska 68102
(857) 256-0079
___________________________________
(Former name or address, if changed since last report)

Not Applicable

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.001 par value per share	BOMN	The Nasdaq Stock Market LLC (NASDAQ Capital Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01     ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

On June 25, 2020, Link Media Holdings, Inc. (“Link”), a wholly-owned subsidiary of Boston Omaha Corporation (“BOC”), which owns and operates BOC’s billboard businesses, entered into a Second Amendment to Credit Agreement (the “Second Amendment”) with First National Bank of Omaha (the “Lender”). On August 12, 2019, Link entered into a Credit Agreement (the “Credit Agreement”) with the Lender under which Link may borrow up to $40,000,000. Under the Credit Agreement, Link borrowed $18,060,000 under Term Loan 1. The Credit Agreement was filed with the Securities and Exchange Commission on a Form 8-K filed with the Commission on August 13, 2019. On October 25, 2019, Link entered into a First Amendment to Credit Agreement (the “First Amendment”) with the Lender, and filed the First Amendment with the Securities and Exchange Commission on Form 8-K filed with the Commission on October 29, 2019.

The Second Amendment:

●

Extends the Term Loan Availability Date under which additional funds may be drawn under the Term Loan 2 facility under the Credit Agreement from May 31, 2020 to August 31, 2020 and eliminates multiple advances under Term Loan 1.

●	Establishes the repayment schedule of principal under Term Loan 1 to commence July 1, 2020.

●

Modifies the Cure Right to allow exercise of the Cure Right in consecutive fiscal quarters while maintaining the limitation on the Cure Right being exercised in no more than two fiscal quarters during any fiscal year.

●	Eliminates the definition of Aggregate Commitment, amends the definition of Term Loan 1 Commitment to mean $18,060,000, and amends the Term Loan 2 Commitment to mean $5,500,000.

The foregoing summary of the Second Amendment and the transactions contemplated thereby contained in this Item 1.01 does not purport to be a complete description and is qualified in its entirety by reference to the terms and conditions of the Second Amendment, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference.  Capitalized terms used in this Item 1.01 have the meaning given to such terms in the Second Amendment and Credit Agreement, as applicable.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description contained in Item 1.01  is hereby incorporated by reference herein.

ITEM 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS.

(d)                      Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1	Second Amendment to Credit Agreement dated June 25, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION (Registrant)

By:	/s/ Joshua P. Weisenburger
Joshua P. Weisenburger, Chief Financial Officer

Date: June 30, 2020

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